UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2007
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(732) 271-9090
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on April 3, 2007, the Nasdaq Listing Qualifications Panel granted EMCORE Corporation (the “Company”) continued listing on the Nasdaq Stock Market subject to certain conditions, including that the Company file its Form 10-K for the fiscal year ended September 30, 2006 and its Form 10-Q for the quarter ended December 31, 2006 no later than May 10, 2007. On May 10, 2007, the Company received notice from the Nasdaq Stock Market that the Nasdaq Listing Qualifications Panel has granted the Company’s request filed on May 4, 2007 for an extension of the May 10, 2007 deadline. The extension is conditioned on the Company filing its Form 10-K for the fiscal year ended September 30, 2006, its Form 10-Q for the quarter ended December 31, 2006 and all required restatements with the SEC by no later than June 18, 2007.

While the Company is making every effort to satisfy the terms of the extension, it can provide no assurances that it will ultimately be able to do so. If the Company is unable to file the required Forms 10-K and 10-Q with the SEC by June 18, 2007, the Company intends to seek from the Nasdaq Listing and Hearing Review Council an extension of time to maintain its listing on the Nasdaq Stock Market and a stay of any suspension of trading.

The Company also filed a Form 12b-25 with the SEC today reporting that the Company is unable to file its Form 10-Q for the quarter ended March 31, 2007 by the filing deadline of today due to the Company’s ongoing review of its prior stock option grants. The Company plans to file its Form 10-K for the year ended September 30, 2006, its Form 10-Q for the quarter ended December 31, 2006 and its Form 10-Q for the quarter ended March 31, 2007 as soon as reasonably practicable.
* * * *

Statements contained in this Current Report on Form 8-K that disclose the Company’s intentions, expectations or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. In addition, potential risks and uncertainties regarding the Company include but are not limited to (a) the finalization and audit of the Company’s unaudited fourth quarter and fiscal year 2006 results, (b) the effects of the Company’s voluntary review of its historic stock option granting practices, including (i) risks and uncertainties relating to developments in regulatory and legal guidance regarding stock option grants and accounting for such grants, (ii) the possibility that the Company will not be able to file additional reports with the Securities and Exchange Commission in a timely manner, (iii) the possibility that the Company in consultation with the Company's independent public accountants or the SEC, may determine that additional stock-based compensation expenses and other additional expenses be recorded in connection with affected option grants (iv) the Company may incur negative tax consequences arising out of the stock option review, (v) the possible delisting of the Company’s stock from the Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4310(c)(14), and (vi) risk of additional litigation arising out of or related to the Company’s stock option grants or a restatement of the Company’s financial, and (c) factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: May 10, 2007	By: /s/ Adam Gushard Name: Adam Gushard Title: Interim Chief Financial Officer